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                                                                   EXHIBIT 10.40

                      ASSIGNMENT AND ASSUMPTION OF LEASE
                                      AND
                              CONSENT OF LANDLORD


     THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment") is made and entered into as of November 5, 1998, by and among MAPICS, INC., A GEORGIA CORPORATION ("Assignor"), GENERAL ELECTRIC CAPITAL CORPORATION, A NEW YORK CORPORATION ("Assignee") and EOP-LAKESIDE OFFICE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord").

     WHEREAS, Beacon Properties, L.P. ("Beacon"), as landlord, and MAPICS, Inc., a Massachusetts corporation ("MAPICS"), as tenant, entered into that certain lease dated December 19, 1997 (the "Lease"), for the rental of certain premises described as Suites 400 and 475 in the 5775-D Glenridge Drive Building in Atlanta, Georgia, containing 7,323 square feet of rentable area (the "Premises"); and

     WHEREAS, Landlord is the current holder of all of Beacon's interest under the Lease; and

     WHEREAS, Assignor is the current holder of all of MAPICS' interest under the Lease; and

     WHEREAS, Assignor desires to assign all of Assignor's rights in, to and under the Lease to Assignee, and Assignee agrees to assume all of Assignor's rights, duties and obligations thereunder, and Landlord consents to said assignment and assumption upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, at and with the execution and delivery of this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignee and Landlord covenant and agree as follows:

     1.   Assignment and Assumption.  Effective as of March 1, 1999 (the
          --------------------------
          "Effective Date"), Assignor hereby absolutely and irrevocably assigns to Assignee, its successors and assigns, all right, title, and interest of Assignor in, to and under the Lease. Effective as of the Effective Date, Assignee hereby expressly assumes all rights, duties and obligations of Assignee under the Lease. Assignor, Assignee and Landlord hereby expressly acknowledge, however, that Assignee shall have no liability for satisfaction of any tenant obligations under the Lease prior to the Effective Date, it being expressly agreed that Landlord shall seek to enforce said obligations, if necessary, only against Assignor.

     2.   Adjustments.  If any payments of rent, additional rent or other
          ------------
          changes due under the Lease relate to a period which includes time both before and after the Effective Date of this Assignment, any such payment shall be prorated between Assignor and Assignee according to the fractions of the total number of days in such period occurring, respectively, before and after said Effective Date. Assignor shall pay the prorated portion of any such payment relating to the fractional period before said Effective Date, and Assignee shall pay the prorated portion of any such payment relating to the fractional period on or after said Effective Date.

     3.   Indemnification.  Assignor does hereby indemnify and hold Assignee
          ----------------
          harmless from and against any and all claims, causes, demands, losses, liabilities, costs, damages, expenses and fees, including, without limitation, court costs and attorneys' fees, incurred, related to or arising in any manner from or out of the performance or failure of performance by Assignor of any of its duties as tenant under the Lease prior to the Effective Date. Assignee does hereby indemnify and hold Assignor harmless from and against any and all claims, causes, demands, losses, liabilities, costs, damages, expenses and fees including, without limitation, court costs and attorneys' fees, incurred, related to or arising in any manner from and out of the performance or failure of performance by Assignee of any of its duties as tenant under the Lease from and after the Effective Date.

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     4.   Consent and Release.
          --------------------

          a. In reliance upon the agreements and representations contained in this Assignment, Landlord hereby consents to this Assignment. This consent shall not constitute a waiver of the obligation of the tenant under the Lease to obtain the Landlord's consent to any subsequent assignment, sublease or other transfer under the Lease, nor shall it constitute a waiver of any existing defaults under the Lease. Landlord waives any further applicable notice of assignment or notice of intent to assign which may be required of Assignor under the Lease in connection with this Assignment described herein.

          b. Effective as of the Effective Date, Landlord hereby releases and forever discharges Assignor of and from any further obligation or liability under the Lease arising from and after the Effective Date.

     5.   Review Fee.  Upon Assignor's execution and delivery of this
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          Assignment, Assignor shall pay to Landlord the sum of Two Hundred and
          00/100 Dollars ($200.00) in consideration for Landlord's review of this Assignment and/or review and execution of any estoppel certificate requested of Landlord in connection with this Assignment.

     6.   Successors and Assigns.  This Assignment shall be binding upon and
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          shall inure to the benefit of the successors, assigns and transferees of the parties hereto.

     7.   Authority.  Landlord expressly represents and warrants that (i)
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          Landlord is the holder of the entire interest of the landlord under the Lease, (ii) Landlord is authorized to enter into this Assignment, and (iii) the party executing this Assignment on behalf of Landlord is authorized to do so. Assignor expressly represents and warrants that
          (a) Assignor is the holder of the entire interest of the tenant under the Lease and Assignor has not transferred or conveyed its interest in the Lease to any person or entity, collaterally or otherwise, (b) Assignor is authorized to enter into this Assignment, and (c) the party executing this Assignment on behalf of Assignor is authorized to do so. Assignee expressly represents and warrants that (I) Assignee is authorized to enter into this Assignment, and (II) the party executing this Assignment on behalf of Assignee is authorized to do so.

     8.   No Modification of Lease.  Nothing contained in this Assignment shall
          -------------------------
          be deemed to amend, modify or alter in any way the terms, covenants and conditions set forth in the Lease.

     9.   Further Agreements.  The parties hereto further agree as follows:
          -------------------

          a. Subsequent to the date hereof, Landlord shall not recognize any attempted exercise by Assignor of renewal, extension or expansion rights under the Lease, if any, without Assignee's prior written consent.

          b. Subsequent to the date hereof, no agreement between Landlord and Assignor modifying, amending, canceling, terminating or surrendering the Lease or the Premises, or any part thereof, shall be effective without the prior written consent of Assignee.

          c. Subsequent to the Effective Date, Assignor's consent shall not be required for any of the matters described in 8(a) or 8(b) above.

     10.  Notices.  Prior to the Effective Date, notices to Assignor shall be
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          delivered as described in the Lease at the address provided therein for notices to tenant, and notices to Assignee shall be delivered in accordance with the terms of the Lease at the following address:________________________ __________________________________.
          Following the

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          Effective Date, any notices to Assignee shall be effective when served to Assignee at the Premises in accordance with the terms of the Lease.

     11.  Governing Law.  This Assignment shall be construed under and governed
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          in accordance with the laws of the State of Georgia.

     12.  Time.  Time is of essence of this Assignment.
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     13.  Counterparts.  This Assignment may be executed in multiple
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          counterparts, each of which shall be deemed an original provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties.


                     [SIGNATURES ARE ON THE FOLLOWING PAGE]


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     IN WITNESS WHEREOF, this Assignment has been executed under seal on behalf of Assignor, Assignee and Landlord, effective as of the date first above written.


WITNESS/ATTEST:                        LANDLORD:

                                       EOP-LAKESIDE OFFICE, L.L.C., A DELAWARE
                                       LIMITED LIABILITY COMPANY

                                       By: EOP Operating Limited Partnership, a
                                           Delaware limited partnership, its
                                           sole member

                                           By: Equity Office Properties Trust, a
                                               Maryland real estate investment
                                               trust, its managing general
                                               partner


/s/ Angela Langenderfer                        By:    /s/ Jeff Sweeney
-----------------------                               ----------------
Name (print): Angela Langenderfer              Name:  Jeff Sweeney
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Name (print):                                  Title: VP - Leasing
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WITNESS/ATTEST:                        ASSIGNOR:

                                       MAPICS, INC., A GEORGIA CORPORATION

/s/ Steven D. Collier                  By:    /s/ Thomas F. Aery
---------------------                         ------------------
Name (print):  Steven D. Collier       Name:  Thomas F. Aery
              ------------------              --------------
Name (print):                          Title: V.P. Worldwide Support
              ------------------              ----------------------


WITNESS/ATTEST:                        ASSIGNEE:

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       A NEW YORK CORPORATION

/s/ Sue T. Bennett                     By:    /s/ Darryl Dong
------------------                            ---------------
Name (print): Sue T. Bennett           Name:  Darryl Dong
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Name (print):                          Title: District Manager
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